SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                        BIO-REFERENCE LABORATORIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

   1)    Title of each class of securities to which transaction applies:

                                       N/A
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   2)    Aggregate number of securities to which transaction applies:

                                       N/A
         -----------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(i)

                                       N/A
         -----------------------------------------------------------------------

   4)    Proposed maximum aggregate value of transaction:

                                       N/A
         -----------------------------------------------------------------------

   5) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                       N/A
         -----------------------------------------------------------------------

         [_]   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

         1)    Amount Previously Paid:

                                       N/A
         -----------------------------------------------------------------------

         2)    Form, Schedule or Registration Statement No.

                                       N/A
         -----------------------------------------------------------------------

         3)    Filing Party:

                                       N/A
         -----------------------------------------------------------------------

         4)    Date Filed:

                                       N/A
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


                                PRELIMINARY COPY
                        BIO-REFERENCE LABORATORIES, INC.
                            481 EDWARD H. ROSS DRIVE
                         ELMWOOD PARK, NEW JERSEY 07407
                                  201-791-2600

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

                                  JULY 31, 2003

                                   ----------

       The annual meeting of the stockholders of Bio-Reference Laboratories, Inc. (the "Company") will be held at the Sheraton Crossroads Hotel, Crossroads Corporate Center, Route 17 North, Mahwah, New Jersey 07495-0001, on Thursday, July 31, 2003 at 9:00 A.M. local time, for the purpose of considering and acting on the following matters:

       1. Election of two directors to the Company's Board of Directors, each to serve for a term of three years and until his successor is duly elected and qualified (Proposal One).

       2. Amendment of the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock, $.01 par value, from 18,333,333 shares to 35,000,000 shares (Proposal Two).

       3. Ratification of Adoption of the 2003 Employee Incentive Stock Option Plan (Proposal Three).

       4. Such other business as may properly be brought before the meeting or any adjournment thereof.

       Pursuant to the provisions of the By-Laws, the Board of Directors has fixed the close of business on Tuesday, June 17, 2003 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at the meeting or any adjournment thereof.

       Stockholders who do not expect to be present in person at the meeting are urged to date and sign the enclosed proxy and promptly mail it in the accompanying postage-paid envelope.

                                            By Order of the Board of Directors

                                                     Marc D. Grodman
                                                        President

Dated: June 18, 2003

       PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING BUT WILL,
HOWEVER,  HELP TO ASSURE A QUORUM  AND AVOID  ADDED  PROXY  SOLICITATION  COSTS.

                                PRELIMINARY COPY
                        BIO-REFERENCE LABORATORIES, INC.
                            481 EDWARD H. ROSS DRIVE
                         ELMWOOD PARK, NEW JERSEY 07407
                                  201-791-2600

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 31, 2003

                                   ----------

       This Proxy Statement of Bio-Reference Laboratories, Inc., a New Jersey corporation (the "Company") is first being mailed to Stockholders on or about June 20, 2003 in connection with the solicitation of proxies by the Company's Board of Directors to be used at the Annual Meeting of Stockholders of the Company to be held on Thursday, July 31, 2003 at 9:00 A.M. (local time) at the Sheraton Crossroads Hotel, Crossroads Corporate Center, Route 17 North, Mahwah, New Jersey 07495-0001. Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders, a form of Proxy, a copy of the Company's 2002 Annual Report and a copy of the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 2003 as filed with the Securities and Exchange Commission, each containing financial statements and related data.

       All proxies which are properly filled in, signed and returned to the Company prior to or at the Meeting will be voted in accordance with the instructions thereon. A proxy may be revoked by any stockholder giving the same prior to the exercise thereof by (a) written notice addressed to the Company's Chief Information Officer and delivered to the Company's principal offices prior to the commencement of the Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Meeting. The Company intends to vote executed but unmarked proxies in favor of Proposals One, Two and Three. Broker non-votes will be counted for purposes of determining a quorum but otherwise will be considered not represented with regard to voting on any matter with respect to which there is a broker non-vote. The Board has fixed the close of business on Tuesday, June 17, 2003 as the record date for the determination of stockholders who are entitled to notice of, and to vote at the meeting or any adjournment thereof.

       The expenses of preparing, assembling, printing and mailing the form of proxy and the material used in solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees (who will receive no additional compensation therefore) to solicit proxies personally, and by telephone. The Company has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and will reimburse such persons for their services in doing so. The cost of such additional solicitation incurred otherwise than by use of the mails is estimated not to exceed $10,000.

       At the record date, the Company had 11,429,783 shares of its Common Stock, $.01 par value (the "Common Stock") and 604,078 shares of its Series A Senior Preferred Stock ("Series

A Preferred Stock") outstanding, the holders of which are each entitled to one vote per share. The presence in person or by proxy of at least a majority of the outstanding Common Stock and Series A Preferred Stock voting together as one class is necessary to constitute a quorum at the meeting. Election of directors (Proposal One), and ratification of the adoption of the 2003 Employee Incentive Stock Option Plan (Proposal Three) each requires the affirmative vote of a majority of the votes cast on the Proposal by the holders of Common Stock and Series A Preferred Stock voting together as one class present in person or by proxy at the meeting. Approval of the amendment to the Company's Certificate of Incorporation, as amended (Proposal Two) requires the affirmative vote of a majority of the outstanding shares of Common Stock and Series A Preferred Stock voting together as one class.

       The following table sets forth information as of June 17, 2003 with respect to the ownership of Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and
(iv) all directors and executive officers as a group. The percentages have been calculated on the basis of treating as outstanding for a particular holder, all shares of Common Stock outstanding on said date owned by such holder and all shares of Common Stock issuable to such holder in the event of exercise or conversion of outstanding options, warrants and convertible securities including Series A Preferred Stock owned by such holder at said date which are exercisable or convertible within 60 days of such date.

       Name and Address of             Shares of Common Stock         Percentage
       Beneficial Owner                Beneficially Owned(1)          Ownership
       ----------------                ------------------             ---------
       Directors and
       Executive Officers*

       Marc D. Grodman(2)                    1,675,245                   14%
       Morton L. Topfer(3)                   1,527,200                   13%
       Howard Dubinett(4)                      481,001                    4%
       Sam Singer(5)                           347,667                    3%
       Gary Lederman(6)                         37,200                    -
       John Roglieri(7)                         68,667                    1%

       Executive Officers                    4,136,980                   34%
       and Directors as a group
       (six persons)(2)(3)(4)(5)(6)(7)

----------

* The address of all of the Company's directors and executive officers is c/o the Company, 481 Edward H. Ross Drive, Elmwood Park, New Jersey 07407.

(1) Except as otherwise noted, each holder named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.

(2) Includes  885,500  shares  owned  directly,  549,678  shares  issuable  upon conversion of Series A Preferred Stock and 4,000 shares issuable upon exercise of options. Also includes 141,667 shares owned directly and 54,400 shares issuable upon conversion of Series A Preferred Stock owned by Dr. Grodman's wife, Pam Grodman, and 40,000 shares owned by their minor children. Dr. Grodman disclaims beneficial ownership of these 236,067 shares.

(3) Includes an aggregate 1,615,200 shares owned individually or by CastleTop Capital Management, LP of which Morton L. Topfer is the Managing Director; and 12,000 shares issuable upon exercise of options.

(4) Includes 263,667 shares owned directly, and 217,334 shares issuable upon exercise of options.

(5) Includes 337,667 shares owned directly, 4,000 shares issuable upon exercise of options and 6,000 shares owned by children who share Mr. Singer's household. Mr. Singer disclaims beneficial ownership of these 6,000 shares.

(6) Includes 25,200 shares owned directly and 12,000 shares issuable upon exercise of options.

(7) Includes 56,667 shares owned directly and 12,000 shares issuable upon exercise of options.

       The Company's executive officers and directors and members of their immediate families owning and having the right to vote an aggregate 3,875,646 shares (32%) of the Company's outstanding Common Stock and Series A Preferred Stock on a combined basis have stated their intention to vote their shares FOR the nominees for election as directors (Proposal One); FOR the amendment to the Company's Certificate of Incorporation, as amended (Proposal Two) and FOR ratification of the adoption of the 2003 Employee Incentive Stock Option Plan (Proposal Three).


                        ACTION TO BE TAKEN AT THE MEETING
                              ELECTION OF DIRECTORS

                                 (PROPOSAL ONE)

       The number of directors on the Company's Board of Directors is currently fixed at six. The Company's Certificate of Incorporation divides the Board of Directors into three classes. The members of each class of directors serve for staggered three-year terms. The Board is comprised of two Class I directors (Mr. Dubinett and Dr. Grodman), two Class II directors (Mr. Singer and Mr. Topfer) and two Class III directors (Mr. Lederman and Dr. Roglieri), whose terms expire upon the election and qualification of their successors at successive Annual Meetings to be held in 2003, 2004 and 2005 respectively. At each Annual Meeting of Stockholders, two directors comprising one class are elected for a full term of three years.

       Mr. Lederman and Dr. Roglieri (current Class III directors) are being proposed for re-election at this Annual Meeting of Stockholders, each to serve for a three-year term and until his successor is elected and qualifies. The shares represented by proxies will be voted in favor of the election as directors of Mr. Lederman and Dr. Roglieri who are the nominees of the Board of Directors for election, and authority to vote for their election as Class III directors shall be deemed granted unless specifically withheld. Management has no reason to believe that either or both of such nominees for the office of director will not be available for election as a director. However, should either or both of them become unwilling or unable to accept nomination for election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person or persons as Management may recommend. The Company does not have a

Nominating Committee. During the twelve month period ended October 31, 2002, the Company's Board of Directors held a total of four meetings.

       The following table sets forth certain information with respect to each of the directors and executive officers of the Company.

NAME                           AGE     POSITION

Marc D. Grodman, M.D.           51     Chairman of the Board, President,
                                       Chief Executive Officer and Director

Morton L. Topfer (a)(d)         66     Vice Chairman of the Board and Director

Howard Dubinett                 51     Executive Vice President, Chief Operating
                                       Officer and Director

Sam Singer                      59     Vice President, Chief Financial Officer,
                                       Chief Accounting Officer and Director

Gary Lederman, Esq. (b)(c)      69     Director

John Roglieri, M.D. (a)(c)      63     Director

----------
(a)  Member of the Audit Committee
(b)  Chairman of the Audit Committee
(c)  Member of the Compensation Committee
(d)  Chairman of the Compensation Committee

       The Audit Committee is comprised of three non-employee members of the Board of Directors, Gary Lederman (Chairman), John Roglieri and Morton L. Topfer. The Board of Directors deems each such individual as "independent." The Audit Committee met four times during fiscal year 2002. The Audit Committee confers with the Company's auditors and reviews, evaluates and advises the Board of Directors concerning the adequacy of the Company's accounting systems, its financial reporting practices, the maintenance of its books and records and its internal controls. In addition, the Audit Committee reviews the scope of the audit of the Company's financial statements and the results thereof. See the Audit Committee Report herein.

       The Compensation Committee is comprised of three non-employee members of the Board of Directors, Morton L. Topfer (Chairman), Gary Lederman and John Roglieri. The Compensation Committee met once during fiscal year 2002. The Compensation Committee reviews salaries, cash bonuses and compensation plans for the Company's executive officers and eligible employees and makes recommendations concerning same to the Board of Directors.

       The Company does not have an Executive Committee. Officers are elected by and hold office at the discretion of the Board of Directors.

       The following is a brief account of the business experience of each director including each nominee for director of the Company.

       Marc D. Grodman, M.D. founded the Company in December 1981 and has been its Chairman of the Board, President, Chief Executive Officer and a Director since its formation. Dr. Grodman is an Assistant Professor of Clinical Medicine at Columbia University College of

Physicians and Surgeons and Assistant Attending Physician at Presbyterian Hospital, New York City. From 1980 to 1983, Dr. Grodman attended the Kennedy School of Government at Harvard University and was a Primary Care Clinical Fellow at Massachusetts General Hospital. From 1982 to 1984, he was a medical consultant to the Metal Trades Department of the AFL-CIO. Dr. Grodman received a B.A. degree from the University of Pennsylvania in 1973 and an M.D. degree from Columbia University College of Physicians and Surgeons in 1977. Except for his part time duties as Assistant Professor of Clinical Medicine and Assistant Attending Physician at Columbia University and Presbyterian Hospital and his rendering of medical services on a part time basis to the Uniformed Firefighters Association of New York City, Dr. Grodman devotes all of his working time to the business of the Company.

       Morton L. Topfer became a Director in May 2001 and Vice Chairman of the Board in March 2002. Mr. Topfer, who holds a bachelor=s degree in physics from Brooklyn College, was awarded an honorary doctorate in engineering from Polytechnic Institute of New York in June 2000. At the present time, Mr. Topfer is principally engaged as the Managing Director of Castletop Capital Management, L.P., a private investment company located in Austin, Texas. Mr. Topfer also currently serves as a member of the board of directors of Dell Corporation ("Dell"). From 1999 to 2002, he also served as counselor to Dell=s Chief
Executive Officer, a position to which he was elected in December 1999. Prior thereto, Mr. Topfer served as Dell=s vice chairman for five years. In that position, Mr. Topfer shared the office of Chief Executive Officer with Michael
S. Dell, Dell=s chairman and CEO and Kevin B. Rollins, Dell=s vice chairman. Prior to joining Dell in May 1994, Mr. Topfer served as corporate executive vice president of Motorola, Inc. and president of Motorola=s Land Mobile Products Sector. Mr. Topfer was employed in various managerial and executive capacities during his 23 year career at Motorola. Before joining Motorola in 1971, Mr.
Topfer spent eleven years with RCA Laboratories in various research and development management positions. In July 1996, Mr. Topfer was conferred the Darjah Johan Negeri Penang State Award by the Governor of Penang for his contributions to the development of the electronics industry in Malaysia. In addition to his serving as a director of the Company and of Dell, Mr. Topfer also currently serves as chairman of the board and as a director of one other publicly owned corporation, Measurement Specialties, Inc., a Fairfield, New Jersey manufacturer of pressure transducers and certain consumer products.

       Howard Dubinett has been the Executive Vice-President and Chief Operating Officer of the Company since its formation in 1981. He became a Director of the Company in April 1986. Mr. Dubinett attended Rutgers University. Mr. Dubinett devotes all of his working time to the business of the Company.

       Sam Singer has been the Company's Vice President and Chief Financial Officer since October 1987 and a Director since November 1989. He is responsible for all of the Company's financial activities. Mr. Singer was the Controller for Sycomm Systems Corporation, a data processing and management consulting company, from 1981 to 1987, prior to joining the Company. He received a B.A. degree from Strayer University and an M.B.A. from Rutgers University. Mr. Singer devotes all of his working time to the business of the Company.

       Gary Lederman, Esq. became a Director of the Company in May 1997. He received his B.A. degree from Brooklyn College in 1954 and his J.D. degree from NYU Law School in 1957. He was manager of Locals 370, 491 and 662 of the U.F.C.W. International Union from 1961 to 1985. He is retired from the unions and has been a lecturer at Queensboro Community College in the field of insurance. He currently serves on an institutional review board for RTL, a pharmaceutical drug testing laboratory.

       John Roglieri, M.D. became a Director of the Company in September 1995. He is an Assistant Professor of Clinical Medicine at Columbia University's College of Physicians and Surgeons and an Assistant Attending Physician at Presbyterian Hospital, New York City. Dr. Roglieri received a B.S. degree in Chemical Engineering and a B.A. degree in Applied Sciences from Lehigh University in 1960, an M.D. degree from Harvard Medical School in 1966, and a Master's degree from Columbia University School of Business in 1978. From 1969 until 1971, he was a Senior Assistant Surgeon in the U.S. Public Health Service in Washington. From 1971 until 1973 he was a Clinical and Research Fellow at Massachusetts General Hospital. From 1973 until 1975, he was Director of the Robert Wood Johnson Clinical Scholars program at Columbia University. In 1975 he was appointed Vice-President, Ambulatory Services at Presbyterian Hospital, a position which he held until 1980. Since 1980, he has maintained a private practice of internal medicine at Columbia-Presbyterian Medical Center. From 1988 until 1992, he was also Director of the Employee Health Service at Presbyterian Hospital. From 1992 through 1999, Dr. Roglieri was the Corporate Medical
Director of NYLCare, a managed care subsidiary of New York Life. Dr. Roglieri was chief medical officer of Physician WebLink, a national physician practice management company, from 1999 to 2000. Since 2001, he has been Medical Director for New York Life Insurance Company in Manhattan. He is a member of advisory boards to several pharmaceutical companies, a member of the Editorial Advisory Board of the journals Managed Care and Seminars in Medical Practice, and is a subject of biographical record in Who's Who in America.

       There are no family relationships between or among any directors or executive officers of Bio-Reference Laboratories. The Company's Certificate of Incorporation provides for a staggered Board of Directors pursuant to which the Board is divided into three classes of directors and the members of only one class or one-third of the Board are elected each year to serve a three-year term. Officers are elected by and hold office at the discretion of the Board of Directors.

COMPLIANCE WITH SECTION 16 (A) OF THE EXCHANGE ACT

       Based solely on a review of Forms 3 and 4 and any amendments thereto furnished to the Company pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, or representations that no Forms 5 were required, the Company believes that with respect to fiscal 2002, its officers, directors and beneficial owners of more than 10% of its equity securities timely complied with all applicable Section 16(a) filing requirements.


                  INFORMATION REGARDING EXECUTIVE COMPENSATION

       The following table sets forth information concerning the compensation paid or accrued by the Company during the year ended October 31, 2002 to its Chief Executive Officer and its other executive officers who were serving as executive officers of the Company on October 31, 2002. All of the Company's group life, health, hospitalization or medical reimbursement plans, if any, do not discriminate in scope, terms or operation in favor of the executive officers or directors of the Company and are generally available to all salaried employees.

                           SUMMARY COMPENSATION TABLE

                                                                                        Long-Term
                                           Annual Compensation                          Compensation
                               --------------------------------------------    ----------------------------------------
                                                                      Other                                        All
                                  Year                               Annual    Restricted              LTIP       Other
                                  Ended                              Compen-      Stock     Options    Pay-      Compen-
Name and Principal Position    October 31,   Salary        Bonus     sation      Awards      (SARs)    outs      sation
---------------------------    -----------  --------     --------    ------    ----------   -------    ----      ------
Marc D. Grodman M.D.              2002      $470,000     $125,000       $-0-      -0-        4,000      $-0-      $-0-
President and Chief               2001      $415,921     $125,000       $-0-      -0-          -0-      $-0-      $-0-
Executive Officer                 2000      $366,921     $125,000       $-0-      -0-          -0-      $-0-      $-0-

Howard Dubinett                   2002      $191,700      $60,000       $-0-      -0-        4,000      $-0-      $-0-
Executive Vice                    2001      $182,004      $60,000       $-0-      -0-          -0-      $-0-      $-0-
President and Chief               2000      $160,004      $60,000       $-0-      -0-          -0-      $-0-      $-0-
Operating Officer

Sam Singer
Vice President and                2002      $180,300      $60,000       $-0-      -0-        4,000      $-0-      $-0-
Chief Financial and               2001      $171,004      $60,000       $-0-      -0-          -0-      $-0-      $-0-
Accounting Officer                2000      $160,004      $60,000       $-0-      -0-          -0-      $-0-      $-0-


EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

       Dr. Grodman serves as President and Chief Executive Officer pursuant to a seven-year employment agreement which expires on October 31, 2004. Dr. Grodman=s minimum annual compensation under the agreement ($395,000) is subject to increases based on increases in the Consumer Price Index as well as to increases (including bonuses) at the discretion of the Compensation Committee. The agreement provides (i) typical health insurance coverage and $4,000,000 face amount of "split dollar" life insurance insuring Dr. Grodman's life and payable to his estate (excluding benefits required to be paid to the Company pursuant to the split dollar plan) (ii) the leasing of an automobile for his use; (iii) participation in fringe benefit, bonus, pension, profit sharing, and similar plans maintained for the Company's employees; (iv) disability benefits; (v) certain termination benefits; and (vi) in the event of termination due to a change in control of the Company, a severance payment equal to 2.99 times Dr. Grodman's average annual compensation during the preceding five years. See "Split Dollar Insurance" as to the suspension of premium payments with respect to Dr. Grodman=s "split dollar" life insurance.

       Mr. Dubinett serves as Executive Vice President and Chief Operating Officer pursuant to a five-year employment agreement which was extended in fiscal 2002 for two additional years beyond its October 31, 2002 termination date. Mr. Dubinett=s minimum annual compensation under the extended agreement is equal to his annual compensation in fiscal 2002 and is subject to increases based on increases in the Consumer Price Index as well as to increases
(including bonuses) at the discretion of the Compensation Committee. The agreement provides (i) typical health insurance coverage and $1,100,000 face amount of "split dollar" life insurance insuring Mr. Dubinett's life and payable to his estate (excluding benefits required to be paid to the Company pursuant to the split dollar plan); (ii) the leasing of an automobile for his use; (iii) participation in fringe benefit, bonus, pension, profit sharing, and similar plans maintained for the Company's employees; (iv) disability benefits; (v) certain termination benefits; and (vi) in the event of termination due to a change in control of the Company, a severance payment equal to 2.99 times Mr. Dubinett's average annual compensation during the preceding five years. The Company has the option to extend the extension period of the employment agreement on the same terms and conditions for up to an additional two years through October 31, 2006. See "Split Dollar Insurance" as to the suspension of premium payments with respect to Mr. Dubinett=s "split dollar" life insurance.

       Mr. Singer serves as Vice President and Chief Financial Officer pursuant to a five-year employment agreement which was extended in fiscal 2002 for two additional years beyond its October 31, 2002 termination date. Mr. Singer=s minimum annual compensation under the extended agreement is equal to his annual compensation in fiscal 2002 and is subject to increases based on increases in the Consumer Price Index as well as to increases (including bonuses) at the discretion of our Compensation Committee. The agreement provides (i) typical health insurance coverage and $800,000 face amount of "split dollar" life insurance insuring Mr. Singer's life and payable to his estate (excluding benefits required to be paid to the Company pursuant to the split dollar plan);
(ii) the leasing of an automobile for his use; (iii) participation in fringe benefit, bonus, pension, profit sharing, and similar plans maintained for the Company's employees; (iv) disability benefits; (v) certain termination benefits; and (vi) in the event of termination due to a change in control of the Company, a severance payment equal to 2.99 times Mr. Singer's average annual compensation during the preceding five years. The Company has the option to extend the extension period of the employment agreement on the same terms and conditions for up to an additional two years through October 31, 2006. See "Split Dollar Insurance" as to the suspension of premium payments with respect to Mr. Singer=s "split dollar" life insurance.

SPLIT DOLLAR INSURANCE

       The Company established "split dollar" insurance programs for each of its three Named Executive Officers and paid the policy premiums. Pursuant to the programs, if the executive died while employed by the Company, the Company would be reimbursed for the premiums and the death benefit less such reimbursement would be paid to the executive's estate. If the executive left the Company's employ, he would be required to pay back the aggregate premiums the Company paid on the policy back to the Company but would be entitled to ownership of the policy. The premiums paid on these policies aggregated $931,638 at October 31, 2001 and $1,138,207 at October 31, 2002. As of October 31, 2002, the cash surrender value of the policies was less than the aggregate premiums paid. As a result of the uncertainty caused by passage of the Sarbanes-Oxley Act of 2002 (signed into law on July 30, 2002) the Company has suspended payment of the premiums on these policies. Premiums are currently being paid by reducing the policy cash values.

EMPLOYEE STOCK OPTION PLANS

       In July 1989, the Company's Board of Directors adopted the 1989 Employees Stock Option Plan (the "1989 Plan") which was approved by Stockholders in November 1989. The 1989 Plan provided for the grant of options to purchase up to 666,667 shares of Common Stock. Under the terms of the 1989 Plan, options granted thereunder could be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422 of the Internal Revenue Code, as amended (the "Code") or options which do not so qualify ("NQOs").

       Under the 1989 Plan, the exercise price of an option designated as an ISO could not be less than the fair market value of the Common Stock on the date the option was granted. However, in the event an option designated as an ISO was granted to a 10% shareholder (as defined in the 1989 Plan) such exercise price was required to be at least 110% of such fair market value. Exercise prices of NQOs could be less than such fair market value. The aggregate fair market value of shares subject to options granted to a participant which are designated as ISOs which first become exercisable in any calendar year could not exceed $100,000. All options under the 1989 Plan were required to be granted before the Plan=s July 1999 Termination Date so that no further options can be granted under the 1989 Plan.

       At October 31, 2001, there were outstanding ISOs under the 1989 Plan held by 15 employees exercisable to purchase an aggregate 549,672 shares of Bio-Reference Common Stock at exercise prices ranging from $.71875 to $.790625 per share. Included were ISOs held by Dr. Grodman exercisable to purchase 100,000 shares at $.790625 per share and ISOs held by Mr. Dubinett and Mr. Singer exercisable to purchase 213,334 shares and 166,667 shares respectively at an exercise price of $.71875 per share. During fiscal 2002, a total of eight employees exercised their ISOs issued under the 1989 Plan and purchased an aggregate 275,337 shares including Dr. Grodman and Mr. Singer who exercised their ISOs and purchased 100,000 shares and 166,667 shares respectively on May 3, 2002. At October 31, 2002, there were outstanding ISOs issued under the 1989 Plan exercisable to purchase an aggregate 274,335 shares at an exercise price of $.71875 per share.

       On August 25, 2000, the Board of Directors adopted the 2000 Employee Incentive Stock Option Plan (the "2000 Plan") reserving an aggregate 800,000 shares of Bio-Reference Common Stock for issuance upon exercise of ISOs which may be granted under the 2000 Plan. Stockholders ratified the adoption of the 2000 Plan at the December 14, 2000 Annual Meeting of Stockholders. At October 31, 2001, there were outstanding ISOs under the 2000 Plan held by six employees exercisable to purchase an aggregate 265,000 shares of Bio-Reference Common Stock at exercise prices ranging from $1.125 to $1.688 per share. During fiscal 2002, the Company granted additional ISOs under the 2000 Plan to a total of 17 employees exercisable to purchase an aggregate 241,000 shares of Bio-Reference Common Stock at exercise prices ranging from $5.94 to $7.79 per share and one employee exercised his ISOs issued under the 2000 Plan and purchased 10,000 shares. As a result, at October 31, 2002, there were outstanding ISOs issued under the 2000 Plan exercisable to purchase an aggregate 496,000 shares at prices ranging from $1.125 to $7.79 per share.

DESCRIPTION OF THE 2000 PLAN

       The 2000 Plan authorizes the grant of options which qualify for ISO treatment under Section 422 of the Code to purchase up to a maximum aggregate 800,000 shares of Bio-Reference Common Stock. Options may only be granted under the 2000 Plan to employees of the Company and its subsidiaries (including officers and directors who are also employees).

       The 2000 Plan will be administered by the Board of Directors or by a Stock Option Committee designated by the Board of Directors. The Board or the Stock Option Committee, as the case may be, has the discretion to determine the eligible employees to whom, and the price (not less than the fair market value on the date of grant) at which options will be granted; the periods during which each option is exercisable; and the number of shares subject to each option. The Board or the Stock Option Committee has the authority to interpret the 2000 Plan and to establish and amend rules and regulations relating thereto.

       The 2000 Plan provides that the exercise price of an option granted thereunder shall not be less than the fair market value of the Common Stock on the date the option is granted.

However, in the event an option is granted under the 2000 Plan to a holder of 10% or more of the Company=s outstanding Common Stock, the exercise price must be at least 110% of such fair market value. Under the 2000 Plan, options must be granted before the August 24, 2010 Termination Date. No option may have a term longer than ten years (limited to five years in the case of an option granted to a 10% or greater stockholder of the Company). The aggregate fair market value of the Company=s Common Stock with respect to which options are exercisable for the first time by a grantee under all of the Company's Stock Option Plans during any calendar year cannot exceed $100,000. Options granted under the 2000 Plan are non-transferable and must be exercised by an optionee, if at all, while employed by the Company or a subsidiary or within three months after termination of such optionee=s employment due to retirement, or within one year of such termination if due to disability or death. The Board or the Stock Option Committee, as the case may be, may, in its sole discretion, cause the Company to lend money to or guaranty any obligation of an employee for the purpose of enabling such employee to exercise an option granted under the 2000 Plan provided that such loan or obligation cannot exceed fifty percent (50%) of the exercise price of such option.

NON-QUALIFIED OPTIONS (NQOS) AND WARRANTS

       At October 31, 2001, there were outstanding NQOs and Warrants owned by employees, directors, various consultants and a software provider exercisable to purchase an aggregate 890,350 shares of Bio-Reference Common Stock at exercise prices ranging from $.71875 to $3.14 per share. During fiscal 2002, the Company issued an aggregate 292,600 shares upon exercise of NQOs. In addition, NQOs exercisable to purchase an aggregate 105,000 shares expired by their terms. On January 16, 2002, the Company issued NQOs to each of its six directors exercisable to purchase 4,000 shares of Bio-Reference Common Stock at an exercise price of $6.80 per share (equal to the last sale price for the Common Stock on NASDAQ on such date). During fiscal 2002, the Company also issued NQOs to five other employees exercisable to purchase an aggregate 41,000 shares at exercise prices ranging from $4.20 to $6.80 per share. As a result, at October 31, 2002, there were outstanding NQOs and Warrants exercisable to purchase an aggregate 557,750 shares at exercise prices ranging from $.71875 to $6.80 per share.


                        OPTION GRANTS IN LAST FISCAL YEAR

              The following table provides information on options to purchase Bio-Reference Common Stock granted to the Company's three Named Executive Officers in fiscal 2002.

                                          Percent of
                                             Total                                       Potential Realizable Value
                                            Options                                      at Assumed Annual Rates of
Name                                      Granted to       Exercise                       Stock Price Appreciation
                              Options      Employees         Price         Expiration       for Option Term (3)
                            Granted (1)       in              Per             Date       ---------------------------
                                          Fiscal Year      Share (2)                            5%             10%
-------------------- ----------------- --------------- ---------------- ---------------- -------------- ------------
Marc D.  Grodman ... ............4000        1.3%            $6.80           1/16/07          $7,520         $16,600

Howard Dubinett..... ............4000        1.3%            $6.80           1/16/07          $7,520         $16,600

Sam Singer.......... ............4000        1.3%            $6.80           1/16/07          $7,520         $16,600

(1) All options were granted with an exercise price equal to the closing sale price for Bio-Reference Common Stock on NASDAQ on the date of the option grant.

(2) Potential realizable value is based on the assumption that the stock price for Bio-Reference Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. Potential realizable value is shown net of the exercise price. The numbers are calculated based on regulations promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future growth of its stock price on the NASDAQ market.


                       AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

       The following table provides information regarding option exercises in fiscal 2002 by the Company's Named Executive Officers and the value of such officer=s unexercised options at October 31, 2002

                                                                                                      Value of Unexercised
                            Number of                                            Number of                In-The-Money
Name                          Shares                                            Unexercised                 Options
                           Acquired on                   Value               Options at Fiscal             at Fiscal
                             Exercise                Realized (1)                 Year-End                Year-End (2)
                                                                          ------------------------- -------------------------
                                                                               Exercisable (E)           Exercisable (E)
                                                                              Unexercisable (U)         Unexercisable (U)
-------------------- ------------------------- -------------------------- ------------------------- -------------------------
Marc D.  Grodman              100000                   $ 720,938                   4,000 (E)              $    1,684 (E)

Howard Dubinett                 --                         --                    213,334 (E)               1,387,151 (E)
                                                                                   4,000 (E)                   1,684 (E)

Sam Singer                    166667                  $ 1,213,544                  4,000 (E)                   1,684 (E)

(1) The Value Realized was calculated by determining the difference between the market price of Bio-Reference Common Stock on the date of exercise and the option exercise price paid on such date.

(2) Represents the difference between the exercise price of the options and $7.221, the closing sale price for Bio-Reference Common Stock on October 31, 2002.

       See Proposal Three as to the proposed ratification of the adoption of the Company's 2003 Employee Incentive Stock Option and the reservation of an aggregate 800,000 shares of Bio-Reference Common Stock for issuance upon exercise of ISOs which may be granted under the Plan.

DIRECTORS' COMPENSATION

       Each director who is not an employee of the Company is paid a $1,000 per quarter director's fee but receives no additional compensation for serving on the Audit Committee or on the Compensation Committee. During fiscal year 2002, the Company issued 4,000 NQOs to each director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       On April 20, 1993, in order to facilitate the Company's 1993 proposed public offering, Dr. Grodman canceled his pro rata option contained in his employment agreement and all other outstanding options and warrants to purchase shares of common stock held by Dr. Grodman, his wife and an affiliated entity (the "Grodman Group") exercisable to purchase an aggregate 604,078 shares of Common Stock at prices ranging from $1.4438 to $1.50 or an average price of $1.47 per share, in consideration for the issuance to the Grodman Group of 604,078 shares of a new class of senior preferred stock, $.10 par value per share ("Senior Preferred Stock"). Each share of Senior Preferred Stock had the same voting rights (one vote per share), dividend rights and liquidation rights as each share of Common Stock and for a period of ten years after issuance, was convertible into one share of Common Stock upon payment of a conversion price of $1.50 per share. The 604,078 shares of Senior Preferred Stock were issued to the Grodman Group on August 23, 1993.

       On May 13, 1997 pursuant to a recapitalization, the Senior Preferred Stock was retired in exchange for a new class of Series A Senior Preferred Stock issued to the Grodman Group. The new Series A Preferred Stock is convertible into an aggregate 604,078 shares of Common Stock on or before May 1, 2007 at a conversion price of $.75 per share and has the same voting rights (one vote per share), dividend rights and liquidation rights as each share of Common Stock.

       See "Stock Options" as to the exercise by Marc Grodman and Sam Singer during fiscal 2002 of ISOs to purchase 100,000 shares and 166,667 shares respectively of Bio-Reference Common Stock. These ISOs were granted in 1997 and were exercised in the case of Dr. Grodman at an exercise price of $.790625 per share and in the case of Mr. Singer at an exercise price of $.71875 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The members of the Company's Compensation Committee are Morton L. Topfer (Chairman), Gary Lederman and John Roglieri. None of such individuals has ever been an officer or employee of the Company. Mr. Topfer does serve as Vice Chairman of the Board of Directors but he receives no compensation for acting in such capacity.


                  COMPENSATION COMMITTEE REPORT ON COMPENSATION

       Through fiscal 2001, the Board of Directors, including the Company's three executive officers, were responsible for reviewing the compensation paid to the Company's executive officers, provided that none of the Company's executive officers could vote with respect to his own compensation package. In fiscal 2002, the Company established a Compensation Committee consisting of three non-employee directors, Morton L. Topfer (Chairman), Gary Lederman and John Roglieri.

       In May 1997 the Company executed employment contracts with Dr. Grodman (expiring on October 31, 2004) and with Messrs. Dubinett and Singer (each expiring on October 31, 2002). During fiscal 2002, the Compensation Committee authorized extensions of both Messrs. Dubinett and Singer's contracts for two additional years, with the Company having the option to extend each agreement for two consecutive one-year periods in addition. In consideration for Messrs. Dubinett and Singer executing the extension agreements, the Company agreed that the base compensation during each extension year would not be less than the total cash compensation paid to such individual in fiscal 2002.

REPORT

       In determining the bonuses to be awarded to the Company's three executive officers with respect to fiscal 2002, the Compensation Committee took into account the backgrounds, employment histories, achievements and prior compensation of Dr. Grodman, Mr. Dubinett and Mr. Singer, the benefits to be obtained by the Company from their employment in light of the current state of the medical testing laboratory industry, the Company's current status and its anticipated future development. The Compensation Committee determined that the base salaries and bonuses paid with respect to fiscal 2002, and the terms of the extension agreements with Messrs. Dubinett and Singer, were reasonable in relationship to the services performed, the responsibilities assumed and the results obtained, and were in the best interests of the Company. In connection with Dr. Grodman's compensation, the Compensation Committee considered the Company's substantial increase in net revenues and operating income in the first three quarters of fiscal 2002 compared with the corresponding period in fiscal 2001. Furthermore, the compensation paid to Messrs. Grodman, Dubinett and Singer for fiscal 2002 comports with the Compensation Committee's perception of base compensation levels of principal executives employed by other companies, both public and private.

                                   COMPENSATION COMMITTEE

                                   Morton L. Topfer, Chairman
                                   Gary Lederman, Member
                                   John Roglieri, Member


                             AUDIT COMMITTEE REPORT

       The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. It is the responsibility of the Company's independent auditors to perform an independent audit of and express an opinion on the Company's financial statements. The Audit Committee's responsibility is one of review and oversight. In fulfilling its oversight responsibilities:

       (1) The Audit Committee of the Board of Directors has reviewed and discussed with the Company's management the audited financial statements.

       (2) The Audit Committee has discussed with Moore Stephens, P.C., the Company's independent auditors, the matters required to be discussed pursuant to the Codification of Statements on Auditing Standards, AU ss. 380, as modified or supplemented.

       (3) The Audit Committee has also received the written disclosures and the letter from Moore Stephens, P.C. required by the Independence Standards Board Standard

              No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with Moore Stephens, P.C. the independence of that firm as the Company's auditors.

       (4) Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2002, for filing with the Securities and Exchange Commission.

       On June 9, 2000, the Board of Directors formally adopted a written charter for the Audit Committee. Each of the Audit Committee members is independent, as defined in Rule 4200(a) of the National Association of Securities Dealers' listing standards.

       The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting, auditing, or auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors.

                                 AUDIT COMMITTEE

                                 Gary Lederman, Chairman
                                 John Roglieri, Member
                                 Morton L. Topfer, Member


                       PROPOSED AMENDMENT TO ARTICLE 3(A)
                  OF THE COMPANY'S CERTIFICATE OF INCORPORATION
                   TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                         OF COMMON STOCK, $.01 PAR VALUE
                  FROM 18,333,333 SHARES TO 35,000,000 SHARES.

                                 (PROPOSAL TWO)

       The Board of Directors has adopted a resolution proposing an amendment to the Company's Certificate of Incorporation, as amended, to increase the authorized shares of Common Stock, $.01 par value, from 18,333,333 shares to 35,000,000 shares.

       At May 31, 2003, the Company had 11,429,783 shares of Common Stock issued and outstanding. An additional 1,546,085 shares of Common Stock were reserved for issuance under the Company's 2000 Employee Incentive Stock Option Plan as well as upon exercise of outstanding options and warrants and 604,078 shares of Common Stock were reserved for issuance upon conversion of the Company's outstanding Series A Senior Preferred Stock. This left 4,753,387 unreserved authorized shares of Common Stock which are available for future issuances. If the stockholders approve the Ratification of the Adoption of the 2003 Employee Incentive Stock Option Plan (Proposal Three) pursuant to which an additional 800,000 shares of Common Stock would be reserved for issuance upon exercise of ISOs which may be granted under the 2003 Plan, the number of unreserved authorized shares of Common Stock which would be available for future issuance would be further reduced to 3,953,387 shares.

       Adoption of the proposed amendment to the Company's Certificate of Incorporation (Proposal Two) would increase the number of unreserved authorized shares of Common Stock available for future issuances to 21,420,054 shares (20,620,054 shares if Proposal Three is adopted).

       The Board of Directors deems the proposed increase in authorized shares of Common Stock advisable. The additional shares could be used for acquisitions, financings and other purposes without the delay and expense which would be incurred to obtain Stockholder authorization of additional shares at some future date. Any such delay could jeopardize a future acquisition or financing.

       There are no present agreements or understandings that would involve the issuance of shares of the Company's Common Stock (excluding shares reserved for issuance under the Company's 2000 Employee Incentive Stock Option Plan; shares reserved for issuance upon exercise of outstanding options and warrants; shares reserved for issuance upon conversion of the Company's outstanding Series A Senior Preferred Stock; and if Proposal Three is approved by Stockholders, shares reserved for issuance upon exercise of ISOs which may be granted under the 2003 Employee Incentive Stock Option Plan).

       THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 18,333,333 SHARES TO 35,000,000 SHARES.


                           RATIFICATION OF ADOPTION OF
                  THE 2003 EMPLOYEE INCENTIVE STOCK OPTION PLAN

                                (PROPOSAL THREE)

       On June 3, 2003, the Board of Directors adopted the 2003 Employee Incentive Stock Option Plan (the "2003 Plan") reserving an aggregate 800,000 shares of Common Stock for issuance upon exercise of incentive stock options ("ISOs") which may be granted under the 2003 Plan. Adoption of the 2003 Plan is subject to Stockholder ratification, which ratification is being sought at this July 31, 2003 Annual Meeting of Stockholders.

DESCRIPTION OF THE 2003 PLAN

       The 2003 Plan authorizes the grant of options which qualify for ISO treatment under Section 422 of the Internal Revenue Code, as amended (the
"Code") to purchase up to a maximum aggregate 800,000 shares of the Company's Common Stock. Options may only be granted under the 2003 Plan to employees of the Company and its subsidiaries (including officers and directors who are also employees).

       The 2003 Plan will be administered by the Board of Directors or by a Stock Option Committee designated by the Board of Directors. The Board or the Stock Option Committee, as the case may be, has the discretion to determine the eligible employees to whom, and the prices (not less than the fair market value on the date of grant) at which options will be granted; the periods during which each option is exercisable; and the number of shares subject to each option. The Board or the Stock Option Committee has the authority to interpret the 2003 Plan and to establish and amend rules and regulations relating thereto.

       The 2003 Plan provides that the exercise price of an option granted thereunder shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option is granted under the 2003 Plan to a holder of 10% or more of the Company's outstanding Common Stock, the exercise price must be at least 110% of such fair market value. Under the 2003 Plan, options must be granted before the June 2, 2013 Termination Date. No option may have a term longer than ten years (limited to five years in the case of an option granted to a 10% or greater stockholder of the Company). The aggregate fair market value of the Company's Common Stock with respect to which options are exercisable for the first time by a grantee under all of the Company's Stock Option Plans during any calendar year cannot exceed $100,000. Options granted under the 2003 Plan are non-transferable and must be exercised by an optionee, if at all, while employed by the Company or a subsidiary or within three months after termination of such optionee's employment due to retirement, or within one year of such termination if due to disability or death. The Board or the Stock Option Committee, as the case may be, may, in its sole discretion, cause the Company to lend money to or guaranty any obligation of an employee for the purpose of enabling such employee to exercise an option granted under the 2003 Plan provided that such loan or obligation cannot exceed fifty percent (50%) of the exercise price of such option.

OPTIONS GRANTED UNDER THE PLAN

       No options have been granted under the 2003 Plan. See "Employee Stock Option Plans" for information concerning the Company's prior 1989 Plan and its 2000 Plan. Although no further options can be granted under the 1989 Plan, ISOs granted under the 2000 Plan to purchase an aggregate 563,000 shares of Common Stock are currently outstanding and ISOs to purchase an additional 192,000 shares under the Plan continue to be available for grant.

TAX INFORMATION

       Assuming stockholder approval of the 2003 Plan and qualification of the option granted pursuant to the Plan as an ISO, the optionee will not recognize any taxable income at the time of grant nor at the time of exercise of the option (unless at the time of exercise, the difference between the market price and the exercise price would subject him to the Alternative Minimum Tax). Upon an optionee's resale of shares purchased upon exercise of an option (assuming he was not subject to Alternative Minimum Tax at exercise), any difference between the sale price and the exercise price not subject to a disqualifying disposition, will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

       The Company will generally not be entitled to a tax deduction with respect to an ISO granted under the 2003 Plan.

       The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or upon the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences upon an optionee's death.

RECOMMENDATION

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE ADOPTION OF THE 2003 EMPLOYEE INCENTIVE STOCK OPTION PLAN.


                             STOCK PRICE PERFORMANCE

       Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Company's Common Stock for the five fiscal years ended October 31, 2002 based on the market price of the Common Stock, with the cumulative total return of companies in the S&P 500 Composite and with a peer group of ten publicly owned medical laboratories.


                      COMPARISON OF FIVE YEAR TOTAL RETURN
                      FOR BIO-REFERENCE LABORATORIES, INC.,
                              S&P 500 COMPOSITE AND
                          MEDICAL LABORATORY PEER GROUP








                             [CHART TO BE INSERTED]








       The Medical  Laboratory  peer group consists of the following  companies:
Ameripath, Inc., Enzo Biochem Inc, Impath Inc, LabOne, Inc, Laboratory CP of Amer Holdgs, MDS Inc., Pharmchem, Inc., Quest Diagnostics Inc, Specialty Laboratories Inc, and Unilab Corp.

                                    AUDITORS

       The firm of Moore Stephens, P.C., certified public accountants, has been selected by the Board of Directors to audit the accounts of the Company and its subsidiaries for the fiscal year ending October 31, 2003. Moore Stephens, P.C. and its predecessor firm have served as the Company's auditors since 1988. Representatives of such firm are not expected to be present at the June 31, 2003 Annual Meeting of Stockholders.

AUDIT FEES

       Moore Stephens, P.C. billed the Company $118,560 for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended October 31, 2002 and the review of the financial statements included in the Company's quarterly reports on Form 10-Q for such fiscal year compared with $93,650 in billings for such services for the fiscal year ended October 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

       Moore Stephens, P.C. did not render services to the Company during fiscal year 2002 nor during fiscal year 2001 relating to financial information systems design or implementation.

ALL OTHER FEES

       Moore Stephens, P.C. also billed the Company $30,735 for all other professional services rendered with respect to fiscal year 2002, primarily for tax return preparation services, compared with $29,940 in billings for such services for the fiscal year ended October 31, 2001.

       The Audit Committee has considered whether the provision of tax return preparation and other professional services to the Company by Moore Stephens, P.C. is compatible with such firm maintaining its independence and has concluded that such firm is independent with respect to the Company in its role as the Company's principal accountant and auditor.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

       Under current rules of the Securities and Exchange Commission, stockholders wishing to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2003 Annual Meeting of Stockholders (expected to be held during the first half of calendar year 2004), must submit such proposals so as to be received by the Company at 481 Edward H. Ross Drive, Elmwood Park, New Jersey 07407 on or before March 1, 2004.


                                  OTHER MATTERS

       Management does not know of any other matters which are likely to be brought before the Meeting. However, in the event that any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

       According to SEC rules, the information presented in this Proxy Statement under the captions "Compensation Committee Report on Compensation" and "Stock Price Performance" will not be deemed to be "soliciting material" or deemed filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, and nothing contained in any previous filings made by the Company under such Acts shall be interpreted as incorporating by reference the information presented under said specified captions.


                       BY ORDER OF THE BOARD OF DIRECTORS

                                           Marc D. Grodman, President

Elmwood Park, New Jersey
June 18, 2003

10

                        BIO-REFERENCE LABORATORIES, INC.
                    2003 EMPLOYEE INCENTIVE STOCK OPTION PLAN

1. PURPOSE

       The purpose of the 2003 Employee Incentive Stock Option Plan (the "Plan") is to advance the interests of BIO-REFERENCE LABORATORIES, INC., a New Jersey corporation (the "Company"), by strengthening the Company's ability to attract and retain in its employ people of experience and ability, and to furnish additional incentives to Employees (as such term is hereinafter defined) of the Company and its subsidiaries upon whose judgment, initiative and efforts the successful conduct and development of its business largely depends, by encouraging them to become owners of the common stock, $.01 par value (the "Common Stock") of the Company.

       Accordingly, the Company may, from time to time, grant to such Employees as may be selected in the manner hereinafter provided, options to purchase the shares of the Company's Common Stock, upon the terms and conditions hereinafter established. The options to be granted shall be options which will qualify for incentive stock option treatment under the Internal Revenue Code of 1986, as amended ("ISO's").

2. AMOUNT AND SOURCE OF STOCK

       The aggregate number and class of shares which may be the subject of options granted pursuant to the Plan is 800,000 shares of Common Stock, $.01 par value, of the Company (the "Shares"), subject to adjustment as provided in Paragraph 10. Such Shares may be reserved or made available from the Company's authorized and unissued Shares or from Shares reacquired and held in the Company's treasury. In the event that any option granted hereunder shall terminate prior to its exercise in full, for any reason, including, without limitation, an option exchange pursuant to Paragraph 12 hereof, then any remaining Shares not purchased pursuant to such option shall be added to the Shares otherwise available for issuance pursuant to the exercise of options under the Plan.

3. ADMINISTRATION OF THE PLAN

       The Plan shall be administered by the Board of Directors of the Company (the "Board"), or if so designated, by resolution of the Board, by a committee selected by the Board (the "Committee"), and to be composed of not less than two
(2) members to be appointed from time to time by such Board, and who, at any time they exercise discretion in administering the Plan and within one year prior thereto, shall have not been eligible for selection as a person to whom stock could have been allocated or to whom stock options or stock appreciation rights could have been granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates.

       The Board or, if so designated, the Committee, shall have full authority to interpret the Plan, to establish and amend rules and regulations relating to it, to determine the Employees to whom options may be granted under the Plan, to determine the terms and provisions of the option agreements and to make all other determinations necessary or advisable for the administration of the Plan. The Board or, if so designated. the Committee, shall have full authority to amend the Plan; provided, however, that any amendment that (i) increases the number of Shares that may be the subject of stock options granted under the Plan, (ii) increases the period during which options may be granted or the permissible term of options under the Plan, or (iii) decreases the minimum exercise price of such options, shall only be adopted by the Board or, if so designated, the Committee, subject to shareholder approval. No amendment to the Plan shall, without the consent of the holder of an existing option, materially and adversely affect his rights under any option. The date of which the Board or, if so designated, the Committee adopts resolutions granting an option to a specified individual shall constitute the date of grant of such option (the "Date of Grant"); provided, however, that if the grant of an option is made subject to the occurrence of a subsequent event (such as, for example, the commencement of employment), the date on which such subsequent event occurs shall be the Date of Grant. The adoption of any such resolution by the majority of the members of the Board or, if so designated, the Committee, shall complete the necessary corporate action constituting the grant of said option and an offer of Shares for sale to said individual under the Plan.

4. ELIGIBILITY

       (a) Employees of the Company or subsidiaries of the Company, as determined by the Board or, if so designated, the Committee, shall be eligible to receive options hereunder; provided, however , that no option shall be granted hereunder to any person who, together with his spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of such option and assuming its immediate exercise, would beneficially own, within the meaning of Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code"), Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding stock of the Company (a "Ten Percent Shareholder"), unless such an option granted to the Ten Percent Shareholder satisfies the additional conditions for options, designated as an ISO, granted to Ten Percent Shareholders set forth in subparagraph (c)(5) of
Section 422 of the Code. For purposes of the Plan, an "Employee" shall include full and part time employees of the Company or any subsidiary of the Company who may also be officers and/or directors of the Company and/or any subsidiary; provided, however, that such options shall only be issued to employees eligible to receive such options as ISOs under the Code. Furthermore, for purposes of the Plan, a subsidiary shall mean any corporation of which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the outstanding shares of capital stock normally entitled to vote for the election of directors and any partnership of which the Company or a corporate subsidiary is a general partner. From time to time the Board or, if so designated, the Committee shall, in its sole discretion, within the applicable limits of the Plan, select from among the eligible individuals those persons to whom options shall be granted under the Plan, the number of Shares subject to each option, and the exercise price, terms and conditions of any options to be granted hereunder .

       (b) Notwithstanding anything to the contrary herein, the Board, or if so designated, the Committee, shall only grant an option designated as an ISO to such persons who are eligible to receive an ISO pursuant to Section 422 of the Code.

5. OPTION PRICE; MAXIMUM GRANT

       (a) The exercise price for the Shares purchasable under options granted pursuant to the Plan shall not be less than 100%, or, in the case of an option granted to a Ten Percent Shareholder, 110% of the fair market value per share of the Shares subject to option under the Plan at the Date of Grant, as determined by the Board or, if so designated, the Committee, in good faith. In determining the exercise price of an option granted pursuant to the Plan, the Board, or if so designated, the Committee, shall consider the closing price of the Common Stock on the date the option is granted (if listed on a national securities exchange), or the last sale price as reported by NASDAQ, or such other reasonable method as it selects based on market quotations. The exercise price for options granted pursuant to the Plan shall be subject to adjustment as provided in Paragraph 10.

       (b) With respect to those options granted pursuant to the Plan, the aggregate fair market value, determined as of the Date of Grant, of the Shares subject to such options which may be granted to an individual and which are initially exercisable in anyone calendar year , under this Plan and all other stock option plans of the Company and of any parent or subsidiary of the Company pursuant to which incentive stock options may be granted, shall not exceed $100,000. The Board, or Committee, may adopt a vesting schedule as it may determine in connection with any option granted under the Plan; provided, however, in no event shall an option granted pursuant to the Plan vest more than $100,000 in anyone year, determined at the time of grant.

6. TERM OF OPTION

       (a) Subject to the provisions of the Plan, the Board, or if so designated, the Committee, shall have absolute discretion in determining the period during which, the rate at which, and the terms and conditions upon which any option granted hereunder may be exercised, and whether any option exercisable in installments is to be exercisable on a cumulative or non-cumulative basis; provided, however, that no option granted hereunder shall be exercisable for a period exceeding ten (10) years or, in the case of an option granted to a Ten Percent Shareholder, five (5) years from the Date of Grant. Unless the resolution granting an option provides otherwise, each option granted hereunder shall, subject to the provisions of Paragraph 9 hereof, be exercisable for a period of ten (10) years or, in the case of an option granted to a Ten Percent Shareholder, five (5) years from the Date of Grant.

       (b) The grant of options by the Board or, if so designated, the Committee, shall be effective as of the date on which the Board or, if so designated, the Committee, shall authorize the option; provided, however, that no option granted hereunder shall be exercisable unless and until the holder shall enter into an individual option agreement with the Company which shall set forth the terms and conditions of such option. Each such agreement shall expressly incorporate by reference the provisions of this Plan and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

7. EXERCISE OF OPTIONS

       An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail to the Secretary of the Company at its then principal office. Said notice shall specify the number of Shares for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in subparagraph II(b), and
(ii) payment in full of the aggregate option price. Such payment shall be in the form of (i) cash or (ii) a certified check (unless such certification is waived by the Company) payable to the order of the Company in the amount of the aggregate option price. Delivery of said notice shall constitute an irrevocable election to purchase the Shares specified in said notice, and the date on which the Company receives the last of said notice, documentation and the aggregate option exercise price for all of the Shares covered by the notice shall be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of the payment, notice and documentation expressly referred to in this Paragraph 7.

8. EXERCISE AND CANCELLATION OF OPTIONS UPON TERMINATION OF EMPLOYMENT OR DEATH.

       Except as set forth below, if a holder shall voluntarily or involuntarily terminate his service as an Employee of the Company or any subsidiary of the Company, or if his employment is terminated by the Company or a subsidiary for what the Company deems justifiable "cause," the option of such holder shall terminate upon the date of such termination of employment regardless of the expiration date specified in such option. If the termination of employment is due to retirement (as defined by the Board or, if so designated, the Committee, in its sole discretion), the holder shall have the privilege of exercising any option which the holder could have exercised on the day upon which he ceased to be an employee of the Company or any subsidiary of the Company; provided, however, that such exercise must be accomplished within the term of such option and within three (3) months of the holder's retirement. If the termination of employment is due to disability (to an extent and in a manner as shall be determined by the Board or, if so designated, the Committee, in its sole discretion), he (or his duly appointed guardian or conservator) shall have the privilege of exercising any option that be could have exercised on the day upon which he ceased to be an employee of the Company or any subsidiary of the Company; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the termination of his employment with the Company or any subsidiary of the Company. If termination of employment is due to the death of the holder, the duly appointed executor or administrator of his estate shall have the privilege at any time of exercising any option that the holder could have exercised on the date of his death; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the holder's death. For all purposes of the Plan, an approved leave of absence as defined under the Code or Regulations thereunder for an ISO shall not constitute interruption or termination of employment.

       Nothing contained herein or in any option agreement shall be construed to confer on any option holder any right to be continued in the employ of the Company or any subsidiary of the Company or derogate from any right of the Company or any subsidiary of the Company to retire, request the resignation of or discharge such option holder, or to layoff or require a leave of absence of such option holder (with or without pay), at any time, with or without cause.

 9. NON-TRANSFERABILITY OF OPTIONS

       No option granted under the Plan shall be sold, pledged, assigned or transferred in any manner except to the extent that options may be exercised by an executor or administrator as provided in Paragraph 8 hereof. An option may be exercised, during the lifetime of the holder thereof, only by such holder or his duly appointed guardian or conservator in the event of his disability.

10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

       (a) If the outstanding Shares are subdivided, consolidated, increased, decreased, changed into, or exchanged for a different number or kind of shares or other securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue additional Shares as a dividend or pursuant to a stock split, then the number and kind of Shares available for issuance pursuant to the exercise of options to be granted under this Plan and all Shares subject to the unexercised portion of any option theretofore granted and the option price of such options shall be adjusted to prevent the inequitable enlargement or dilution of any rights hereunder; provided, however, that any such adjustment in outstanding options under the Plan shall be made without change in the aggregate exercise price applicable to the unexercised portion of any such outstanding option. Distributions to the Company's shareholders consisting of property other than shares of Common Stock of the Company or its successors and distributions to shareholders of rights to subscribe for Common Stock shall not result in the adjustment of the Shares purchasable under outstanding options or the exercise price of outstanding options. Adjustments under this paragraph shall be made by the Board or, if so designated, by the Committee, whose determination thereof shall be conclusive and binding. Any fractional Share resulting from adjustments pursuant to this paragraph shall be eliminated from any then outstanding option. Nothing contained herein or in any option agreement shall be construed to affect in any way the right or power of the Company to make or become a party to any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or otherwise transfer all or any part of its business or assets.

       (b) If, in the event of a merger or consolidation, the Company is not the surviving corporation, and in the event that the agreement governing such merger or consolidation do not provide for the substitution of new options or other rights in lieu of the options granted hereunder or for the express assumption of such outstanding options by the surviving corporation, or in the event of the dissolution or liquidation of the Company, the holder of any option theretofore granted under this Plan shall have the right not less than five (5) days prior to the record date for the determination of shareholders entitled to participate in such merger, consolidation, dissolution or liquidation, to exercise his option, in whole or in part, without regard to any installment provisions that may have been made part of the terms and conditions of such option; provided, that any conditions precedent to such exercise set forth in any option agreement granted under this Plan, other than the passage of time, have been satisfied. In any such event, the Company will mail or cause to be mailed to each holder of an option hereunder a notice specifying the date that is to be fixed as of which all holders of record of the Shares shall be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to such merger , consolidation, dissolution or liquidation. Such notice shall be mailed at least ten (10) days prior to the date therein specified. In the event any then outstanding option is not exercised in its entirety on or prior to the date specified therein, all remaining outstanding options granted hereunder and any and all rights thereunder shall terminate as of said date.

11. GENERAL RESTRICTIONS

       (a) No option granted hereunder shall be exercisable if the Company shall, at any time and in its sole discretion, determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Shares otherwise deliverable upon such exercise, or (ii) consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise prior thereto. In any such events, the exerciseability of such options shall be suspended and shall not be effective unless and until the grantee of such option has paid such withholding tax or listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exerciseability has been suspended.

       (b) The Board or, if so designated, the Committee, may require, as a condition to the right to exercise an option, that the Company receive from the option holder, at the time of any such exercise, representations, warranties and agreements to the effect that the Shares are being purchased by the holder only for investment and without any present intention to sell or otherwise distribute such Shares and that the option holder will not dispose of such Shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

12. EXCHANGE OF OPTIONS

       The Board, or if so designated, the Committee, shall have the right to grant options hereunder that are granted subject to the condition that the grantee shall agree with the Company to terminate all or a portion of another option or options previously granted under the Plan. The Shares that had been issuable pursuant to the exercise of the option terminated in the exchange of options shall, upon such termination, again become available for issuance pursuant to the exercise of options under the Plan.

13. LOANS TO EMPLOYEES

       The Board, or if so designated, the Committee, acting on behalf of the Company, shall have the authority and may, in its sole discretion, lend money to, or guaranty any obligation of, an Employee for the purpose of enabling such Employee to exercise an option granted hereunder; the amount of such loan or obligation, however, shall be limited to an amount equal to fifty percent (50% ) of the exercise price of such option. Any loan made hereunder shall bear interest at the rate of not less than the Base Rate of Chase Manhattan Bank, N.A. at the time of such loan plus one percent (1%) per annum; may be unsecured or secured in such manner as the Board, or the Committee, shall determine, including, without limitation, a pledge of the subject shares; and shall be subject to such other terms and conditions as the Board, or the Committee, may determine.

14. TERMINATION

       Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on June 2, 2013, which date is ten (10) years from the date of the original adoption hereof by the Board, and no options under the Plan shall thereafter be granted, provided, however, the Board at any time may, in its sole discretion, terminate the Plan prior to the foregoing date. No termination of the Plan shall, without the consent of the holder of an existing option, materially and adversely affect his rights under such option.

       The Plan shall be submitted to the shareholders of the Company for approval in accordance with the applicable provisions of the New Jersey Business Corporation Act as promptly as practicable and in any event within one year after the date of the original adoption hereof by the Board. Any options granted hereunder prior to such shareholder approval shall not be exercisable unless and until such approval is obtained. If such approval is not obtained on or before June 2, 2004, which date is one ( 1) year from the date of the original adoption hereof by the Board, the Plan and any options granted hereunder shall be terminated.

                                PRELIMINARY COPY
                        BIO-REFERENCE LABORATORIES, INC.
          REVOCABLE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 Annual Meeting of Stockholders - July 31, 2003

       The undersigned, a Stockholder of BIO-REFERENCE LABORATORIES, INC. (the "Company") hereby appoints Marc D. Grodman and Howard Dubinett or either of them, as proxy or proxies of the undersigned, with full power of substitution, to vote, in the name, place and stead of the undersigned, with all of the powers which the undersigned would possess if personally present, on behalf of the undersigned, all the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of BIO-REFERENCE LABORATORIES, INC. to be held at 9:00 A.M. (local time) on Thursday, July 31, 2003 at the Sheraton Crossroads Hotel, Crossroads Corporate Center, Route 17 North, Mahwah, New Jersey 07495-0001 and at any and all adjournments thereof. The undersigned directs that this proxy be voted as follows:

     1) To elect two Class III directors, each to serve for a term of three years and until his successor is elected and qualified (Proposal One).

               FOR [_] all nominees listed below       WITHHOLD AUTHORITY [_]
               (except as marked to the                to vote for all nominees
               contrary below)                         listed below

               TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:




          NOMINEES:   GARY LEDERMAN, JOHN ROGLIERI

     2) To amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 18,333,333 shares to 35,000,000 shares (Proposal Two)

                 FOR [_]             AGAINST [_]             ABSTAIN [_]

     3) To ratify adoption of the 2003 Employee Incentive Stock Option Plan (Proposal Three)

                 FOR [_]             AGAINST [_]             ABSTAIN [_]

     4) In their discretion, on all other matters as shall properly come before the meeting

                 AUTHORITY GRANTED [_]            AUTHORITY WITHHELD [_]

                                (Continued and To be Signed on the Reverse Side)

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     THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR ALL OF THE FOREGOING.  UNLESS
OTHERWISE  SPECIFIED  AS ABOVE,  THIS PROXY WILL BE VOTED "FOR" THE  ELECTION OF
DIRECTORS (PROPOSAL ONE), "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION (PROPOSAL TWO), AND "FOR" RATIFICATION OF THE ADOPTION OF THE 2003 EMPLOYEE INCENTIVE STOCK OPTION PLAN (PROPOSAL THREE) AS SET FORTH IN THE PROXY STATEMENT. IN ADDITION, DISCRETIONARY AUTHORITY IS CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING UNLESS SUCH AUTHORITY IS SPECIFICALLY WITHHELD. STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE.

     PLEASE MARK, SIGN, AND RETURN YOUR PROXY PROMPTLY. No postage is required if returned in the enclosed envelope and mailed in the United States. Receipt of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement of the Board of Directors, the Company's Annual Report for the year ended October 31, 2002 and the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 2003, is acknowledged.

                                        Dated: -------------------------- , 2003

                                        ----------------------------------------


                                        ----------------------------------------
                                               (Signature of Stockholder)


                                        Please  date  and sign  exactly  as name
                                        appears  on this  Proxy.  If shares  are
                                        registered  in more than one  name,  the
                                        signatures   of  all  such  persons  are
                                        required.  A corporation  should sign in
                                        its  full   corporate  name  by  a  duly
                                        authorized  officer,  stating his title.
                                        Trustees,   guardians,   executors   and
                                        administrators   should  sign  in  their
                                        official capacity, giving their full title as such. If a partnership, please sign in partnership name by authorized person.



                   PLEASE SIGN AND RETURN THIS PROXY PROMPTLY

                             No Postage is Required
      if returned in the Enclosed Envelope and Mailed in the United States